UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 14, 2015
Date of Report (Date of earliest event reported)

Diamante Minerals Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or other jurisdiction of incorporation)	000-55233 (Commission File Number)	27-3816969 (IRS Employer Identification No.)

203 - 1634 Harvey Ave
Kelowna, British Columbia, Canada V1Y 6G2
(Address of Principal Executive Offices)

(250) 850-8599
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.       Changes in Registrant's Certifying Accountant

(a)          Dismissal of Independent Certifying Accountant

Effective May 14, 2015, PLS CPA, A Professional Corp ("PLS") was dismissed as the independent registered public accounting firm of Diamante Minerals Inc., a Nevada corporation (the "Company"). The dismissal of PLS as the independent registered public accounting firm was approved by the Company's Board of Directors.

The reports of PLS regarding the Company's financial statements for the fiscal years ended July 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of PLS on the Company's financial statements for fiscal years ended July 31, 2014 and 2013 contained an explanatory paragraph which noted that there was substantial doubt about the Company's ability to continue as a going concern.

During the fiscal years ended July 31, 2014 and 2013, and during the period from August 1, 2014 to the date of dismissal, (i) there were no disagreements with PLS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PLS would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided PLS with a copy of the foregoing disclosures and requested that PLS furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)          Engagement of Independent Certifying Accountant

Effective May 14, 2015, the Company's Board of Directors engaged Davidson & Co. LLP ("Davidson") as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending July 31, 2015.

During each of the Company's two most recent fiscal years and through the interim periods preceding the engagement of Davidson, the Company (a) has not engaged Davidson as either the principal accountant to audit the Company's financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with Davidson regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by Davidson concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.       Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
16.1	Letter of PLS CPA, A Professional Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMANTE MINERALS INC. a Nevada corporation

Dated: May 14, 2015	By:	/s/ Chad Ulansky Chad Ulansky Chief Executive Officer

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